KBW Community Bank Investor Conference

Peter F. Benoist, President & CEO
Frank H. Sanfilippo, EVP & CFO
Scott R. Goodman, EVP

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Forward Looking Statement

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

Company Profile

- Enterprise Bank - $3.2 Billion in Total Assets
- Enterprise Trust - $1.6 Billion in Assets Under Administration
- Operates 20 branches in St. Louis, Kansas City, & Phoenix MSAs
- Strong Fundamental Performance Metrics [1]:
  - 96% core deposit funded
  - 4.81% NIM
  - 16% fee income ratio
  - 61% efficiency ratio
  - 60% C&I and Owner Occupied CRE Loans
- Successful Business Model:
  - Focus on private businesses & owner families
  - Attract top talent in markets
  - Product breadth – Banking, Trust & Wealth Management, Treasury Management, Niche market Expertise
  - Strong client satisfaction and market image

[1] Financial data as of 6/30/12
Core deposits exclude brokered CDs and include reciprocal CDARS certificates of deposits. Fee income ratio excludes changes in FDIC Indemnification Asset.

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

A Focused And Well Defined Business Model

- Aimed at Business Owners, Executives & Professionals
- Broad Array of Banking & Wealth Management Services
- Experienced Bankers and Advisors



Enterprise Bank
Enterprise University
Treasury Management
Personal & Private Banking
Commercial Banking
Private Businesses & Owner Families
Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management
Enterprise Trust

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

A Highly Successful Banking Franchise In St. Louis

- 8th Ranked in Deposit Share, Largest Publicly held Bank Based in St. Louis
- $1.4 Billion in Loans, $1.6 Billion in Deposits
- $1.5 Billion Wealth Management Business
- Strong Record of Recruiting Top Level Bankers
- Consistent Ability to Produce Loan Growth, Even in a Difficult Economy

(In millions)	6/30/07	6/30/12	5 Year CAGR
Total Loans	$ 873	$1,351	9%
C&I Loans	$ 375	$ 633	11%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Market Niches Provide Competitive Advantages, Strong Yields and Fees

- Enterprise Value Lending
  - M&A related lending, partnering with PE and VC firms.
  - Growth from zero to $98 million in loans outstanding in eight years.
  - Pricing: Typically LIBOR + 2.75% - 4.00%.
- Tax Credit Related Lending
  - Growth from zero to more than $123 million in Missouri State Affordable Housing and Federal New Markets Tax Credits leveraged loans closed in eight years.
  - Pricing: Typically LIBOR + 4.00% + 1% Fee.
- Missouri State Low Income Housing Tax Credit Brokerage
  - Tax credits purchased at discount and sold to high net worth clients.
  - Generated $3.6 million in revenue in 2011 and $924,000 YTD.
- Life Insurance Premium Financing
  - Growth from zero to $86 million in loans outstanding and $537,000 in loan fees in four years.
  - Pricing: Typically LIBOR + 2.95%.
- Asset Based Lending
  - Recruited experienced team in 2011 from BMO Harris/M&I

Delivering Market-leading Client Satisfaction

Client Satisfaction Ratings for Top 5 Business Banks in St. Louis



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
35%
68%
47%
47%
92%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2011; Businesses with $1 – 50 million in sales located in St. Louis

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Opportunity In Kansas City To Mirror St. Louis Success

- Deposit Market Share Has Increased from 16th to 8th with Olathe Acquisition
- Enterprise's Relative Market Position in Kansas City is Now Comparable to St. Louis
- $523 Million in Loans, $876 Million in Deposits
- Expanded our Footprint in Desirable Johnson County Portion of MSA
- Enterprise Now Has a Platform to Attract More Middle Market Businesses, Recruit Top Talent and Deploy Niche Lending Programs
- Olathe Acquisition Provides Opportunity to Implement Business Banking Initiative to Generate Low Cost Deposits and Fee Income

Similarity of Markets Enable Similar Strategies

- Markets are only 200 Miles Apart, 45 Minutes by Air
- Both Enjoy Stable, Diversified Midwestern Economies
- Similar Economic Characteristics



Businesses with 5-500 Employees
Construction/Real Estate
Manufacturing
Wholesale and Transportation
Retail
Finance, Insurance, Information
Professional, Management
Health Care
Accommodation
Administration, Education, Arts
Other
St. Louis
7.8%
9.1%
16.9%
12.8%
10.5%
12.5%
5.1%
7.7%
9.6%
10.0%
Kansas City
8.8%
9.4%
16.0%
12.1%
9.6%
12.0%
5.1%
7.9%
9.9%
9.2%

Source: US Census

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Phoenix Market Offers Substantial Growth

- Largest and Fastest Growing of Enterprise's Three Markets

	Phoenix	St. Louis	Kansas City
Population	4,310,999	2,826,351	2,062,477
Businesses with 5-500 Employees	39,180	33,151	25,523
Millionaire Households	80,128	57,587	42,607
5 Year Projected Population	8.37%	2.02%	4.39%

- Rebounding Economy
  - Arizona led nation in small business employment growth for June 2012
  - Home prices rose fastest of the 10 largest U.S. metro areas in May 2012, vs. 2011
  - Arizona ranked fifth among U.S. states in CRE construction projects in 2011
- Highly concentrated Banking Market
  - Top three banks control 71% of the market, an attractive environment for Enterprise's private business-focused, high service model
- Enterprise Has Established Foothold in the Market
  - $74 million in loans, $143 million in deposits
  - Branches in central Phoenix commercial district and affluent Scottsdale market

Sources: Intuit Small Business Payroll Data, Corelogic, NAIOP Commercial Real Estate Development Assoc., Phoenix International Marketing, Claritas Inc.

FDIC-Assisted Acquisitions Provide Strategic Benefits As Well As Earnings Gains

- Completed 4 FDIC-Assisted Transactions Since December 2009
- Allowed Enterprise to Quickly Branch Into Arizona
- Provided Entry Into Attractive Scottsdale Market
- Added Significant Scale and Market Presence in Kansas City
- Added $232 Million in Core Transaction Account Deposits
- Gained Entry Into Attractive Suburban Kansas City Market
- Earnings from Acquisitions have Bolstered Capital By $22 Million Over Past 2 ½ Years

Earnings Gains Are Significant, But Variable

- $13.3 Million YTD Net Revenue
- Accelerated Cash Flows Totaled $14 Million in 2011; $8 Million YTD in 2012

Dollars in thousands

Category	2Q 2012	1Q 2012	4Q 2011	3Q 2011	2Q 2011
Accretion Income	$ 7,155	$ 7,081	$6,841	$4,942	$3,903
Accelerated Cash Flows	5,315	2,691	4,733	1,620	6,892
Other	106	130	29	4	89
Total Interest Income	12,576	9,902	11,603	6,566	10,883
Provision For Loan Losses	(206)	(2,285)	144	(2,672)	(275)
Gain on Sale of Other Real Estate	769	1,173	144	588	94
Change in FDIC Loss Share Receivable	(5,694)	(2,956)	(4,642)	1,513	(1,081)
Pre-tax Net Revenue	$ 7,445	$ 5,834	$ 7,249	$5,995	$9,621

Future Revenues Also Significant But Will Diminish

- Covered Loan Balances will Decline in Future Years

Current projection of average covered loan balances (millions)				
2012	2013	2014	2015	2016
$ 255	$ 203	$ 138	$ 81	$ 56

Estimates will change based on quarterly recasts

- Estimated Future Accretable Yield of $115 Million
- Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

Core Business Continues To Strengthen And Grow

Changes from a Year Ago		
Total Loans	↑	7%
C&I Loans	↑	22%
Demand Deposits	↑	32%
Wealth Management Revenue	↑	20%
Core Net Interest Margin*	↑	1 BP
Nonperforming Loans	↓	6%
Nonperforming Assets	↓	10%

* Excluding Covered Loan Revenue

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Growing Deposit Base, Increasing DDA Share

- Deposits Up 43% Over 2 Years
- DDA More Than Doubled Over 2 Years


Other
11%
DDA
16%
CD
35%
MMA
38%
6/30/2010


Other
11%
DDA
24%
CD
26%
MMA
39%
6/30/2012

6/30/2010		6/30/2012
$1,822	Total Deposits (Millions)	$ 2,604
1.22%	Average Cost	0.61%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Growing Loan Portfolio, Increasing C&I Share

- C&I and Owner Occupied RE Loans Total 60% of Portfolio
- C&I Loans Up 54% Over Last Two Years



Investor RE 27%
C&I 31%
Construction Res RE 23%
Owner Occupied RE 19%

6/30/2010



Investor RE 25%
C&I 43%
Construction Res RE 15%
Owner Occupied RE 17%

6/30/2012

6/30/2010		6/30/2012
$1,760	Total Loans (Millions)	$1,949
5.62%	Average Yield	5.17%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Diversified Growing Fee Income Streams

6/30/12 YTD Fee Income = $13.5 Million



Tax Credit Brokerage 7%
Sale of Securities 9%
Wealth Mgmt. 27%
Sale of Real Estate 18%
Service Charges 20%
Misc Other 19%

Fee Income Components

Dollars in thousands	6/30/12 YTD	6/30/11 YTD
Wealth Mgmt. Revenue	$ 3,700	$ 3,341
Service Charges and Other Fees	2,743	2,331
Sale of Other Real Estate	2,413	522
State Tax Credit Brokerage, Net	924	1,142
Sale of Securities	1,156	680
Miscellaneous Income	2,542	1,530
Total Noninterest Income	$ 13,478	$9,546

Note: Excludes change in FDIC Loss Share Receivable

Favorable Operating Efficiency



61%
64%
Enterprise
Peers
Efficiency Ratio



2.6%
3.1%
Enterprise
Peers
Expenses/Assets

Peers are Midwestern Banks Covered by Stifel Nicolaus & Company
12 months ended most recent quarter 2012 for Peers, 12 months ended June 30, 2012 for EFSC
Source: SNL

Improving Asset Quality



3.12%
3.19%
2.59%
2.49%
2.36%
2.57%
2.46%
2.64%
2.89%
2.46%
2.47%
2.19%
2.07%
2.08%
2.19%
1.74%
2.06%
1.82%
1.77%
1.57%
1.33%
1.11%
1.01%
1.04%
0.81%
0.45%
0.28%
Q2
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012
Q2 2012
Non-Performing Assets/Assets
Non-Performing Loans/Loans
Net Charge-Offs /Average Loans

*Excludes Loans Covered Under FDIC Loss Share Agreements

Asset Quality Compared To Midwest Peers


2.08%
2.65%
Enterprise
Midwest Peers
Non-Performing Loans to Loans
1.82%
2.17%
Enterprise
Midwest Peers
Non-Performing Assets to Assets
0.28%
0.63%
Enterprise
Midwest Peers
Net Charge-Offs to Average Loans

Midwest peers are Midwestern banks covered by Stifel Nicolaus & Co. Inc. Most recent quarter 2012 Data for Peers, Second Quarter 2012 Data for EFSC

Source: SNL

ENTERPRISE FINANCIAL

TALENT · STRENGTH · PASSION

Increasing Net Interest Margin



Loan Yield
Organic Loan Yield
Net Interest Margin
Cost of Interest-Bearing Deposits
5.58
6.04
6.32
5.78
7.19
5.91
6.65
6.39
6.89
5.56
5.49
5.45
5.49
5.44
5.32
5.31
5.23
5.17
3.43
4.06
4.09
3.58
4.75
3.79
4.35
4.33
4.81
1.44
1.24
1.21
1.16
1.12
1.01
0.9
0.84
0.79
Q2 2010
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012
Q2

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Capital Ratios


Tangible Common Equity / Tangible Assets (%)
6.00
5.80
5.60
5.40
5.20
5.00
4.80
4.60
4.40
4.20
4.00
5.44
5.15
4.99
5.84
2009Y
2010Y
2011Y
2012 2Q


Tier 1 Common Equity Ratio (%)
8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
6.33
7.16
7.32
7.62
2009Y
2010Y
2011Y
2012 2Q

- Bank Comfortably Exceeds "Well-Capitalized" Standard
- Targeting Increase in Tangible Common Equity to 7% by Year-end 2014
- Will Seek Regulatory Approval to Redeem CPP Preferred Stock This Year

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Second Quarter Year-to-Date Financial Comparison

(dollars in millions, except per share)	2012	2011	% Change
Net income	$ 15.0	$ 12.4	21
Earnings per share	$ 0.75	$ 0.70	7
Net interest income	$ 64.8	$ 53.7	21
Provision for loan losses	$ 4.3	$ 8.2	(48)
Fee income*	$ 13.5	$ 9.5	42
Non-interest expense	$ 42.8	$ 36.0	19

Return on average assets	0.85%	0.77%
Return on average common equity	12.80%	14.01%

*Excludes change in FDIC indemnification asset

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

Strategies And Opportunities

- Focus on Driving Growth and Profitability in our Core Business
  - Continued growth in C&I lending
  - Opportunities to further reduce cost of funds
  - Leverage investments in technology to drive efficiency and productivity
- Deliver on Earnings Opportunity in Kansas City
- Capitalize on Organic Growth Opportunities in Rebounding Arizona Market
- Continue Opportunistic Approach to Acquisitions, Shifting Emphasis from Assisted to Whole-Bank Transactions
- Build Tangible Capital to 7% by the End of 2014, Redeem CPP Preferred Stock

Shareholder Equity to Tangible Common Equity and Total Assets to Tangle Assets

Below is a reconciliation of shareholders' equity to tangible common equity and total assets to tangible assets:

(In thousands)	December 31, 2009	December 31, 2010	December 31, 2011	June 30, 2012
Shareholders' equity	$ 163,912	$ 179,801	$ 239,565	$ 255,888
Less: Preferred stock	(31,802)	(32,519)	(33,293)	(33,703)
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,310)
Tangible common equity	$ 128,403	$ 143,995	$ 166,653	$ 183,541
Total assets	$ 2,365,655	$ 2,800,199	$ 3,377,779	$ 3,183,134
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,310)
Tangible assets	$ 2,361,948	$ 2,796,912	$ 3,338,160	$ 3,144,490
Tangible common equity to tangible assets	5.44%	5.15%	4.99%	5.84%

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

Tier 1 Common Equity to Risk-Weighted Assets

Below is a reconciliation of Tier 1 common equity to risk-weighted assets:

(In thousands)	December 31, 2009	December 31, 2010	December 31, 2011	June 30, 2012
Shareholders' equity	$ 163,912	$ 179,801	$ 239,565	$ 255,888
Less: Goodwill	(2,064)	(2,064)	(30,334)	(30,334)
Less: Intangible assets	(1,643)	(1,223)	(9,285)	(8,310)
Less: Unrealized gains; Plus: Unrealized Losses	(933)	573	(3,602)	(6,140)
Plus: Qualifying trust preferred securities	55,768	59,953	79,874	80,100
Other	59	59	57	56
Tier 1 capital	$ 215,099	$ 237,099	$ 276,275	$ 291,260
Less: Preferred stock	(31,802)	(32,519)	(33,293)	(33,703)
Less: Qualifying trust preferred securities	(55,768)	(59,953)	(79,874)	(80,100)
Tier 1 common equity	$ 127,529	$ 144,627	$ 163,108	$ 177,457
Total risk weighted assets determined in accordance with prescribed regulatory requirements	$ 2,015,390	$ 2,021,136	$ 2,227,958	$ 2,327,624
Tier 1 common equity to risk weighted assets	6.33%	7.16%	7.32%	7.62%

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

Q & A

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION